QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 15, 2002

Target Corporation (Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall Minneapolis, Minnesota		55403

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(612) 304-6073

FORM 8-K

Item 5. Other Events

        On August 15, 2002, Target Corporation (the "Corporation") issued a News Release containing its financial results for the second quarter ended August 3, 2002. The News Release is attached hereto as Exhibit 99. Forward-looking statements in this release should be considered in conjunction with the cautionary statements in Exhibit (99)C to the Corporation's 2001 Form 10-K.

Item 7. Financial Statements and Exhibits

        The Corporation's News Release dated August 15, 2002 containing its financial results for the second quarter ended August 3, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Dated: August 15, 2002	By	/s/ Douglas A. Scovanner Douglas A. Scovanner Executive Vice President and Chief Financial Officer

QuickLinks

FORM 8-K
SIGNATURES